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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 14, 1999

                           ADVANCED HEALTH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         005-48507                                       133893841
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(Commission File Number)                      (IRS Employer Identification No.)

555 White Plains Road, Tarrytown, NY                      10591
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(Address of Principal Executive Offices)                (Zip Code)

                                 (914) 524-4705
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 14, 1999, Advanced Health Corporation d/b/a AHT Corporation ("AHT") completed the sale of its physician management services unit to PractiCare, Inc., a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, for $3.139 million in cash plus the assumption of certain payables and capital leases associated with the unit, pursuant to an Asset Purchase Agreement, dated as of May 14, 1999, by and among Advanced Health Management Corporation and Integrated Medical Management, Inc. (subsidiaries of
AHT), AHT, and PractiCare, Inc.

         A copy of AHT's press release, dated May 17, 1999, relating to the above-described transaction is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) The following Pro Forma Consolidated Balance Sheet as of March 31, 1999 has been prepared to reflect the disposition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated balance sheet of AHT and its Subsidiaries (collectively, the "Company") and should be read in conjunction with the notes and management assumptions with respect thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the disposition transaction occurred on March 31, 1999. The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the disposition transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position and results of operations for future periods.



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Advanced Health Corporation and Subsidiaries
Pro Forma Consolidated Balance Sheet (unaudited)
March 31, 1999 (dollars in thousands)

                                                                                              Pro Forma                Pro
                                                                              Historical      Adjustments              Forma
                                                                              ----------      -----------              -----
ASSETS
  Cash and cash equivalents                                                      3,634           2,480(a)               6,114
  Restricted Cash                                                                3,230             450(a)               3,680
  Investment in marketable securities                                            8,732                                  8,732
  Accounts receivable, net                                                         239                                    239
  Other current assets                                                             474                                    474
  Net current assets from discontinued operations                                1,097            (944)(b)                153
                                                                               -------         -------                -------
       Total current assets                                                     17,406           1,986                 19,392

PROPERTY AND EQUIPMENT, net                                                      2,417                                  2,417
INTANGIBLE ASSETS, net                                                           1,851                                  1,851
INVESTMENTS IN AFFILIATES                                                       14,000                                 14,000
OTHER ASSETS                                                                     1,940                                  1,940
OTHER ASSETS FROM DISCONTINUED OPERATIONS                                        2,739          (1,830)(b)                909
                                                                               -------         -------                -------
      Total assets                                                              40,353             156                 40,509
                                                                               -------         -------                -------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable and accrued liabilities                                       2,680                                  2,680
  Other current liabilities                                                      1,006                                  1,006
  Other current liabilities from discontinued operations                         7,873          (1,814)(b,c,d)          6,059
                                                                               -------         -------                -------
      Total current liabilities                                                 11,559          (1,814)                 9,745
DEFERRED REVENUE                                                                   523                                    523
NET LIABILITIES FROM DISCONTINUED OPERATIONS                                       221            (221)(b)
                                                                               -------         -------                -------
      Total liabilities                                                         12,303          (2,035)                10,268
                                                                               -------         -------                -------
COMMITMENTS
SHAREHOLDERS' EQUITY
  Preferred Stock, $.01 par value, 5,000,000 shares
   Authorized; 0 shares issued and outstanding
  Common stock, $.01 par value; 15,000,000 shares
   Authorized; 10,480,029 shares issued and outstanding                            104                                    104
  Additional paid-in capital                                                   108,600                                108,600
  Accumulated deficit                                                          (80,267)          2,191 (a)            (78,076)
  Unrealized gain on marketable securities, net of deferred income tax               2                                      2
  Less: Treasury stock, at cost (153,937 shares)                                  (389)                                  (389)
                                                                               -------         -------                -------
      Total shareholders' equity                                                28,050           2,191                 30,241
                                                                               -------         -------                -------
      Total liabilities and shareholders' equity                                40,353             156                 40,509
                                                                               -------         -------                -------

   The accompanying notes and management's assumptions to the pro forma consolidated balance sheet are an integral part of the balance sheet.


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                           ADVANCED HEALTH CORPORATION
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                                  TO PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS

1.       BASIS OF PRESENTATION:

            On May 14, 1999, the Company completed the sale of its physician management services unit to PractiCare, Inc. for $3.139 million in cash plus the assumption of certain payables and capital leases associated with the unit, pursuant to a Asset Purchase Agreement, dated as of May 14, 1999, by and among Advanced Health Management Corporation and Integrated Medical Management, Inc.(subsidiaries of AHT), AHT, and PractiCare, Inc. (the "Asset Purchase Agreement".)

                  The accompanying unaudited pro forma consolidated balance sheet is presented as if the disposition transaction occurred on March 31, 1999.

                  This pro forma balance sheet should be read in conjunction with the historical financial statements and notes thereto of the Company as of March 31, 1999. In management's opinion, all material adjustments necessary to reflect the effects of the disposition transaction by the Company have been made.

                  The unaudited pro forma consolidated balance sheet is not necessarily indicative of the actual financial position of the Company as of March 31, 1999.

2.       UNAUDITED PRO FORMA ADJUSTMENTS:

         A description of the adjustments included in the unaudited pro forma statements are as follows:

(a) To reflect the proceeds of the sale of the unit which includes $450,000 held in escrow and restricted by the terms of the escrow agreement pending the determination, six months from the date of the agreement, of the net realized assets transferred pursuant to the terms of the Asset Purchase Agreement.

(b)      To record assets and liabilities assumed by PractiCare, Inc.

(c)      To adjust accrued liabilities assumed by PractiCare, Inc.

(d) To reflect the immediate liquidation of liabilities retained by the Company out of the net cash proceeds from the sale of the unit based on the terms of the Asset Purchase Agreement. In addition, the Company's pro forma balance sheet does not include additional future payments to be made in connection with the disposition transaction amounting to $1,929,000.





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(c)      Exhibits:

         99 Press Release issued by AHT dated May 17, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED HEALTH CORPORATION,
                                              d/b/a AHT CORPORATION


Date: June 1, 1999                      By: /s/ Jeffrey M. Sauerhoff
                                              -----------------------
                                              Jeffrey M. Sauerhoff
                                              Chief Financial Officer


                                  EXHIBIT INDEX
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                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------

         99 Press Release issued by AHT dated May 17, 1999




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